EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------
Contact:    Franklin Resources, Inc.
            Investor Relations: Greta Gahl (650) 312-4091
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES SECOND QUARTER RESULTS

SAN MATEO, CA, APRIL 28, 2005 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $221.3 million, or $0.85 per share diluted on revenues of $1,051.2 million for the quarter ended March 31, 2005. The results for the quarter ended March 31, 2005, include a charge to income of $42.0 million ($26.5 million, net of taxes), representing the previously announced settlement with the Ontario Securities Commission concerning market timing activity. In the quarter ended December 31, 2004, net income was $240.0 million, or $0.92 per share diluted, on revenues of $986.0 million. For the quarter ended March 31, 2004, net income was $172.8 million, or $0.67 per share diluted on revenues of $879.0 million. Operating income decreased 9% this quarter over the prior quarter and increased 21% over the same quarter in the prior year.

As of March 31, 2005, assets under management by the company's subsidiaries were $412.1 billion, as compared to $402.2 billion last quarter and $351.6 billion at this time last year. Simple monthly average assets under management during the current quarter were $407.4 billion compared to $381.0 billion in the preceding quarter and $345.7 billion in the same quarter a year ago. Equity assets now comprise 57% of total assets under management as compared to 57% last quarter and 55% at March 31, 2004. Fixed-income assets now comprise 24% of total assets under management as compared to 25% last quarter and 28% at the same time last year. As of March 31, 2005, hybrid assets account for 17% of total assets under management as compared to 17% last quarter and 15% at March 31, 2004. Sales exceeded redemptions by $11.5 billion for the current quarter compared to $8.8 billion for the prior quarter and $6.5 billion for the comparable quarter a year ago.

On March 15, 2005, our Board of Directors declared a regular quarterly cash dividend of $0.10 per share and a special cash dividend of $2.00 per share, each payable on April 15, 2005 to stockholders of record on March 31, 2005. The quarterly dividend of $0.10 is equivalent to the dividend paid for the prior quarter and represents an 18% increase over the dividend paid for the same quarter last year. The special dividend is an extra dividend intended to return additional value to our stockholders.

FISCAL SECOND QUARTER 2005 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1, /2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 80% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended March 31, 2005, and over 90% of long-term mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3, /4
* More than 95% of Franklin Templeton's fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2005. /3, /5
* Over 75% of Franklin Templeton's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended March 31, 2005, and over 85% of equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3,/6
* Franklin Income Fund, the company's largest fund with over $32 billion in assets as of March 31, 2005, ranked in the top quintile of the LIPPER Income Funds peer group for total return among 216, 128, 88 and 23 funds for the one-, three-, five- and 10-year periods. /3, /7 The fund also received LIPPER Leader awards for Total Return, Consistent Return and Preservation, and was rated 5 stars overall by MORNINGSTAR among 238 Conservative Allocation funds as of March 31, 2005. /12, /13
* Franklin Flex Cap Growth Fund ranked in the top two quartiles of the LIPPER Multi-Cap Growth Funds peer group for total return among 432, 368, 245 and 73 funds for the one-, three-, five- and 10-year periods ended March 31, 2005. /3,/8 The fund received a LIPPER Leader award for Total Return as of March 31, 2005. /12
* Mutual Shares Fund ranked in the top two quartiles of the LIPPER Multi-Cap Value Funds peer group for total return among 478 funds for the one-year period ended March 31, 2005, and ranked in the top quintile for total return among 365, 248 and 89 funds over the three-, five- and 10-year periods. /3, /9 Mutual Shares Fund received LIPPER Leader awards for Total Return and Preservation, and was rated 4 stars overall by MORNINGSTAR among 796 Large Value funds as of March 31, 2005. /12, /13
* Templeton Growth Fund ranked in the top quartile of the LIPPER Global Large-Cap Value Funds peer group for total return among 22, 22, 17 and 3 funds for the one-, three-, five- and 10-year periods ended March 31, 2005. /3, /10 Templeton Growth Fund received LIPPER Leader awards for Total Return, Preservation and Consistent Return and was rated 4 stars overall by MORNINGSTAR among 280 World Stock funds as of March 31, 2005. /12, /13
* Franklin Federal Tax-Free Income Fund ranked in the top quartile of the LIPPER General Municipal Debt Funds peer group for total return among 284, 261, 228 and 144 funds over the one-, three-, five- and 10-year periods ended March 31, 2005. /3, /11 The fund received a LIPPER Leader award for Tax Efficiency and was rated 4 stars overall by MORNINGSTAR among 255 Muni National Long funds as of March 31, 2005. /12, /13

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE QUOTED. PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM FOR MOST RECENT MONTH-END PERFORMANCE.

GLOBAL BUSINESS DEVELOPMENTS

     * Franklin India Flexi Cap Fund, a diversified equity fund that invests in Indian stocks across the entire market capitalization range, was launched for Indian investors, raising approximately $450 million.
     * Franklin Templeton Investments Japan reached $4 billion in assets under management.
     * For the second consecutive year, Franklin Templeton Canada was rated "Best Fund Family" by MoneySense Magazine.
     * In a quarterly survey of shareholder satisfaction conducted by National Quality Review (NQR), a third party customer service evaluator, 95% of customers responding to the survey said they would recommend Franklin Templeton Investments to others.
     * Franklin Templeton India was awarded 2005 Mutual Fund of the Year Award by the CNBC-TV 18-CRISIL Mutual Fund Awards.
     * DEUTSCHEN FONDSPREIS, a German fund professional magazine, rated Franklin Templeton Investments #1 in service quality for the fourth consecutive year.
     * Fiduciary Trust received the 2004 Merit Award for three-year performance in global fixed income from Asia Asset Management Fund Managers Awards.

     * Franklin Templeton Investments was awarded first place in the 2005 Sacramento Workplace Excellence Leader (SWEL) awards from the Sacramento Area Human Resource Association.
     * In its most recent quarterly ranking of financial services web sites, DALBAR ranked franklintempleton.com #2, an improvement from last quarter's fourth place ranking.
     * franklintempleton.com was recognized by kasina as one of the Top 10 Sites for Financial Professionals in 2004.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except per share data)                   THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                           MARCH 31                          MARCH 31
                                                             ---------------------------------------------------------------------
                                                                                          %                                  %
                                                                  2005       2004       CHANGE      2005         2004      CHANGE
                                                                  ----       ----       ------      ----         ----      ------
OPERATING REVENUES
Investment management fees                                       $592,674   $499,595       19%   $1,159,157    $954,103       21%
Underwriting and distribution fees                                377,341    298,357       26%      717,719     574,606       25%
Shareholder servicing fees                                         64,312     61,724        4%      127,479     123,062        4%
Consolidated sponsored investment products income,
   net                                                              1,361      1,483      (8%)        1,976       1,509       31%
Other, net                                                         15,493     17,836     (13%)       30,872      35,381     (13%)
                                                             ---------------------------------------------------------------------
TOTAL OPERATING REVENUES                                        1,051,181    878,995       20%    2,037,203   1,688,661       21%
                                                             ---------------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution                                     347,376    268,057       30%      658,798     516,785       27%
Compensation and benefits                                         217,909    197,139       11%      429,416     386,343       11%
Information systems, technology and occupancy                      69,808     68,413        2%      136,613     138,061      (1%)
Advertising and promotion                                          31,108     31,935      (3%)       57,216      53,167        8%
Amortization of deferred sales commissions                         30,617     24,997       22%       61,995      47,445       31%
Amortization of intangible assets                                   4,349      4,401      (1%)        8,760       8,803        --
Provision for governmental investigations, proceedings
    and actions                                                    42,043     60,000     (30%)       42,043      60,000     (30%)
September 11, 2001 recovery, net                                       --   (30,277)    (100%)           --    (30,277)    (100%)
Other                                                              34,690     29,120       19%       68,997      60,264       14%
                                                             ---------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          777,900    653,785       19%    1,463,838   1,240,591       18%
                                                             ---------------------------------------------------------------------

                                                             ---------------------------------------------------------------------
OPERATING INCOME                                                  273,281    225,210       21%      573,365     448,070       28%
                                                             ---------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products (losses)
   gains, net                                                     (1,552)      5,819       N/A       14,611       9,819       49%
Investment and other income                                        38,576     28,946       33%       65,965      45,137       46%
Interest expense                                                  (8,241)    (7,799)        6%     (16,228)    (14,910)        9%
                                                             ---------------------------------------------------------------------
OTHER INCOME, NET                                                  28,783     26,966        7%       64,348      40,046       61%
                                                             ---------------------------------------------------------------------

Income before taxes on income and cumulative effect
   of an accounting change                                        302,064    252,176       20%      637,713     488,116       31%
Taxes on income                                                    80,790     79,385        2%      176,450     147,808       19%
                                                             ---------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
   CHANGE, NET OF TAX                                             221,274    172,791       28%      461,263     340,308       36%
Cumulative effect of an accounting change, net of tax                  --         --        --           --       4,779    (100%)
                                                             ---------------------------------------------------------------------
NET INCOME                                                       $221,274   $172,791       28%     $461,263    $345,087       34%
                                                             =====================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting
   change                                                           $0.88      $0.69       28%        $1.84       $1.37       34%
Cumulative effect of an accounting change                              --         --        --           --        0.02    (100%)
                                                             ---------------------------------------------------------------------
Net income                                                          $0.88      $0.69       28%        $1.84       $1.39       32%
                                                             =====================================================================

DILUTED EARNINGS PER SHARE /1
Income before cumulative effect of an accounting
   change                                                           $0.85      $0.67       27%        $1.77       $1.32       34%
Cumulative effect of an accounting change                              --         --        --           --        0.02    (100%)
                                                             ---------------------------------------------------------------------
Net income                                                          $0.85      $0.67       27%        $1.77       $1.34       32%
                                                             =====================================================================

DIVIDENDS PER SHARE                                                $0.100     $0.085       18%       $0.200      $0.170       18%
SPECIAL CASH DIVIDEND                                               2.000         --       N/A        2.000          --       N/A



FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
                                                                    THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                         MARCH 31                          MARCH 31
                                                             ---------------------------------------------------------------------
                                                                                          %                                  %
                                                                   2005       2004      CHANGE      2005         2004      CHANGE
                                                                   ----       ----      ------      ----         ----      ------

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                                        250,692    249,549        --      250,553     248,649        1%
     Diluted /1                                                   263,386    261,032        1%      262,998     259,797        1%

OPERATING MARGIN /2                                                   26%        26%        --          28%         27%        --
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                              $402,206   $336,721       19%     $361,860    $301,857       20%
       Sales                                                       32,911     25,832       27%       61,298      49,661       23%
       Reinvested distributions                                     1,081        900       20%        5,369       2,820       90%
       Redemptions                                               (21,373)   (19,355)       10%     (41,010)    (35,803)       15%
       Distributions                                              (1,548)    (1,379)       12%      (6,799)     (4,038)       68%
       Acquisitions                                                    83         --       N/A           83         878     (91%)
       (Depreciation)/appreciation                                (1,303)      8,923       N/A       31,256      36,267     (14%)
END OF PERIOD                                                    $412,057   $351,642       17%     $412,057    $351,642       17%
SIMPLE MONTHLY AVERAGE FOR PERIOD                                $407,376   $345,740       18%     $393,065    $331,599       19%


/1 Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging
Issues Task Force Issue No. 04-8, "The Effect of Contingency Convertible Debt on Diluted Earnings Per Share."

/2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
Per share data)                                                                  THREE MONTHS ENDED
                                                    -------------------------------------------------------------------------------
                                                      31-MAR-05   31-DEC-04     % CHANGE    30-SEP-04     30-JUN-04     31-MAR-04
                                                    ----------- -----------     --------   ----------    ----------    ----------

OPERATING REVENUES
Investment management fees                             $592,674    $566,483           5%     $511,116      $505,409      $499,595
Underwriting and distribution fees                      377,341     340,378          11%      293,464       282,852       298,357
Shareholder servicing fees                               64,312      63,167           2%       60,419        60,582        61,724
Consolidated sponsored investment products
  income, net                                             1,361         615         121%          874         1,136         1,483
Other, net                                               15,493      15,379           1%       15,859        17,836        17,836
                                                   -------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                              1,051,181     986,022           7%      881,732       867,815       878,995
                                                   -------------------------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution                           347,376     311,422          12%      266,076       252,250       268,057
Compensation and benefits                               217,909     211,507           3%      189,563       193,532       197,139
Information systems, technology and
  occupancy                                              69,808      66,805           4%       68,015        67,464        68,413
Advertising and promotion                                31,108      26,108          19%       27,711        31,139        31,935
Amortization of deferred sales commissions               30,617      31,378         (2%)       26,760        24,688        24,997
Amortization of intangible assets                         4,349       4,411         (1%)        4,403         4,398         4,401
Provision for governmental investigations,
  proceedings and actions                                42,043          --          N/A       23,500        21,500        60,000
September 11, 2001 recovery, net                             --          --           --           --            --      (30,277)
Other                                                    34,690      34,307           1%       33,935        31,858        29,120
                                                   -------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                777,900     685,938          13%      639,963       626,829       653,785
                                                   -------------------------------------------------------------------------------

OPERATING INCOME                                        273,281     300,084         (9%)      241,769       240,986       225,210
                                                   -------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  (losses) gains, net                                   (1,552)      16,163          N/A      (2,963)       (3,463)         5,819
Investment and other income                              38,576      27,389          41%       30,869        14,300        28,946
Interest expense                                        (8,241)     (7,987)           3%      (7,916)       (7,832)       (7,799)
                                                   -------------------------------------------------------------------------------
OTHER INCOME, NET                                        28,783      35,565        (19%)       19,990         3,005        26,966
                                                   -------------------------------------------------------------------------------
Income before taxes                                     302,064     335,649        (10%)      261,759       243,991       252,176
Taxes on income                                          80,790      95,660        (16%)       74,078        70,095        79,385
                                                   -------------------------------------------------------------------------------
NET INCOME                                             $221,274    $239,989         (8%)     $187,681      $173,896      $172,791
                                                   ===============================================================================

BASIC EARNINGS PER SHARE                                  $0.88       $0.96         (8%)        $0.75         $0.70         $0.69
DILUTED EARNINGS PER SHARE /3                              0.85        0.92         (8%)         0.73          0.67          0.67

DIVIDENDS PER SHARE                                      $0.100      $0.100           --       $0.085        $0.085        $0.085
SPECIAL CASH DIVIDEND                                     2.000          --          N/A           --            --            --

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                              250,692     250,418           --      249,564       249,802       249,549
     Diluted /3                                         263,386     262,629           --      260,638       261,325       261,032

OPERATING MARGIN /4                                         26%         30%           --          27%           28%           26%

EMPLOYEES                                                 6,868       6,779           1%        6,696         6,557         6,484
BILLABLE SHAREHOLDER ACCOUNTS (in millions)                17.0        15.9           7%         15.3          15.9          16.0

/3 Diluted  earnings per share and diluted  average  shares  outstanding  for all periods shown  reflect the adoption of the
Emerging  Issues Task Force Issue No. 04-8,  "The Effect of  Contingently  Convertible  Debt on Diluted  Earnings  Per Share".

/4 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts and number of shares in thousands)
                                                                                   PRELIMINARY
                                                                                MARCH 31, 2005        SEPTEMBER 30, 2004
                                                                                --------------        ------------------
ASSETS
Current assets                                                                      $4,378,228                $4,044,212
Banking/finance assets                                                                 924,484                   825,844
Non-current assets                                                                   3,396,743                 3,358,079
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $8,699,455                $8,228,135
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                                                 $1,296,622                  $921,115
Banking/finance liabilities                                                            757,968                   658,717
Non-current liabilities                                                              1,493,920                 1,465,430
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    3,548,510                 3,045,262
Minority interest                                                                       89,658                    76,089
Total stockholders' equity                                                           5,061,287                 5,106,784
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $8,699,455                $8,228,135
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                                              251,071                   249,680
-------------------------------------------------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                                  31-MAR-05    31-DEC-04      % CHANGE    30-SEP-04     30-JUN-04    31-MAR-04
                                            --------------------------------------------------------------------------------
      EQUITY
                     Global/international         $163.8       $155.7            5%       $132.9        $128.6       $126.7
                     Domestic (U.S.)                72.3         73.3          (1%)         66.4          66.3         66.0
                                            --------------------------------------------------------------------------------
                     Total equity                  236.1        229.0            3%        199.3         194.9        192.7
                                            --------------------------------------------------------------------------------

      HYBRID                                        69.1         66.4            4%         59.0          55.9         54.1

      FIXED-INCOME
                     Tax-free                       51.9         51.8            --         51.3          49.9         53.0
                     Taxable:
                        Domestic (U.S.)             32.2         32.5          (1%)         31.3          30.1         32.4
                     Global/international           16.8         16.3            3%         14.2          13.6         13.6
                                            --------------------------------------------------------------------------------
                     Total fixed-income            100.9        100.6            1%         96.8          93.6         99.0
                                            --------------------------------------------------------------------------------

      MONEY MARKET                                   6.0          6.2          (3%)          6.8           6.4          5.8

                                            --------------------------------------------------------------------------------
TOTAL ENDING ASSETS                               $412.1       $402.2            2%       $361.9        $350.8       $351.6
                                            --------------------------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                     $407.4       $381.0            7%       $353.3        $347.8       $345.7
                                            ================================================================================

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                               THREE MONTHS ENDED
                                                     31-MAR-05      31-DEC-04        % CHANGE     31-MAR-04      % CHANGE
                                                     ---------      ---------        --------     ---------      --------
BEGINNING ASSETS UNDER MANAGEMENT                       $402.2         $361.9             11%        $336.7           19%
     U.S. RETAIL ASSETS
         Beginning assets                               $246.5         $224.3             10%        $208.0           19%
         -----------------------------------------------------------------------------------------------------------------
         Sales                                            15.1           13.9              9%          14.5            4%
         Reinvested distributions                          0.8            3.9             79%           0.7           14%
         Redemptions                                     (9.1)          (8.2)             11%         (9.1)            --
         Distributions                                   (1.3)          (4.9)           (73%)         (1.2)            8%
         Acquisitions                                       --             --              --            --            --
         (Depreciation)/appreciation                     (1.2)           17.5             N/A           5.6           N/A
         -----------------------------------------------------------------------------------------------------------------
         Ending assets                                  $250.8         $246.5              2%        $218.5           15%
         -----------------------------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
         Beginning assets                               $155.7         $137.6             13%        $128.7           21%
         -----------------------------------------------------------------------------------------------------------------
         Sales                                            17.8           14.5             23%          11.3           58%
         Reinvested distributions                          0.3            0.4           (25%)           0.2           50%
         Redemptions                                    (12.3)         (11.5)              7%        (10.2)           21%
         Distributions                                   (0.2)          (0.4)           (50%)         (0.2)            --
         Acquisitions                                      0.1             --             N/A            --           N/A
         (Depreciation)/appreciation                     (0.1)           15.1             N/A           3.3           N/A
         -----------------------------------------------------------------------------------------------------------------
         Ending assets                                  $161.3         $155.7              4%        $133.1           21%
         -----------------------------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                          $412.1         $402.2              2%        $351.6           17%
TOTAL ASSETS UNDER MANAGEMENT
           BEGINNING ASSETS                             $402.2         $361.9             11%        $336.7           19%
           ----------------------------------------------------------------------------------------------------------------
           Sales                                          32.9           28.4             16%          25.8           28%
           Reinvested distributions                        1.1            4.3           (74%)           0.9           22%
           Redemptions                                  (21.4)         (19.6)              9%        (19.3)           11%
           Distributions                                 (1.5)          (5.4)           (72%)         (1.4)            7%
           Acquisitions                                    0.1             --             N/A            --           N/A
           (Depreciation)/appreciation                   (1.3)           32.6             N/A           8.9           N/A
           ----------------------------------------------------------------------------------------------------------------
           ENDING ASSETS                                $412.1         $402.2              2%        $351.6           17%
           ----------------------------------------------------------------------------------------------------------------

Note: Institutional assets totaling approximately $32.7 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table.  Total institutional and high net-worth assets at March 31, 2005, were approximately $133.7 billion, of which high net-worth assets comprised $10.7 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                                          31-MAR-05     31-DEC-04     31-MAR-04
------------------                                                          ---------     ---------     ---------
GLOBAL/INTERNATIONAL EQUITY
         Beginning assets                                                      $155.7        $132.9        $118.5
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                   15.2          10.5           9.9
         Reinvested distributions                                                 0.2           2.3           0.2
         Redemptions                                                            (8.4)         (6.1)         (6.4)
         Distributions                                                          (0.1)         (2.7)         (0.2)
         Acquisitions                                                             0.1            --            --
         Appreciation                                                             1.1          18.8           4.7
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                          163.8         155.7         126.7
         ---------------------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
         Beginning assets                                                        73.3          66.4          63.6
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    4.0           4.0           4.3
         Reinvested distributions                                                  --           1.0            --
         Redemptions                                                            (3.5)         (3.7)         (3.9)
         Distributions                                                             --         (1.1)            --
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                            (1.5)           6.7           2.0
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           72.3          73.3          66.0
         ---------------------------------------------------------------------------------------------------------
HYBRID
         Beginning assets                                                        66.4          59.0          51.1
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    5.3           4.5           3.7
         Reinvested distributions                                                 0.3           0.4           0.2
         Redemptions                                                            (1.9)         (1.4)         (1.2)
         Distributions                                                          (0.4)         (0.6)         (0.3)
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                            (0.6)           4.5           0.6
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           69.1          66.4          54.1
         ---------------------------------------------------------------------------------------------------------
TAX-FREE INCOME
         Beginning assets                                                        51.8          51.3          52.4
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    1.4           1.2           1.4
         Reinvested distributions                                                 0.3           0.3           0.3
         Redemptions                                                            (1.3)         (1.2)         (1.5)
         Distributions                                                          (0.6)         (0.6)         (0.6)
         Acquisitions                                                              --            --            --
         Appreciation                                                             0.3           0.8           1.0
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           51.9          51.8          53.0
         ---------------------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
         Beginning assets                                                        48.8          45.5          45.3
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    4.9           5.5           4.3
         Reinvested distributions                                                 0.3           0.3           0.2
         Redemptions                                                            (3.9)         (3.8)         (3.9)
         Distributions                                                          (0.4)         (0.4)         (0.3)
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                            (0.7)           1.7           0.4
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           49.0          48.8          46.0
         ---------------------------------------------------------------------------------------------------------
MONEY MARKET
         Beginning assets                                                         6.2           6.8           5.8
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    2.1           2.7           2.2
         Reinvested distributions                                                  --            --            --
         Redemptions                                                            (2.4)         (3.4)         (2.4)
         Distributions                                                             --            --            --
         Acquisitions                                                              --            --            --
         Appreciation                                                             0.1           0.1           0.2
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                            6.0           6.2           5.8
         ---------------------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                                 $412.1        $402.2        $351.6

CONFERENCE CALL INFORMATION

     On Thursday, April 28, 2005, Martin Flanagan and Greg Johnson, co-CEOs of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or
(706) 645-0197 internationally.
     A replay of the call will be archived on franklintempleton.com through May 6, 2005. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #4913263, after 5:30 p.m. Eastern Time on April 28, 2005, through 11:59 p.m. Eastern Time on May 6, 2005.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based Company has more than 50 years of investment experience and over $412 billion in assets under management as of March 31, 2005. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.


SUPPLEMENTAL INFORMATION

INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, FOR ANY U.S. FRANKLIN TEMPLETON FUND, INVESTORS SHOULD TALK TO THEIR FINANCIAL ADVISORS OR CALL FRANKLIN TEMPLETON DISTRIBUTORS, INC. AT 1-800/DIAL BEN(R) (1-800/342-5236). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton U.S.-based funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds (less Mutual Recovery), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 3/31/05 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
     3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 143 peer groups of U.S. retail mutual funds, and the groups vary in size from 4 to 939 funds. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     4. Source: LIPPER(R) Inc., 3/31/05. Of the eligible Franklin Templeton long-term mutual funds tracked by LIPPER, 62, 51, 53 and 36 funds ranked in the top quartile and 10, 20, 16 and 19 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     5. Source: LIPPER(R) Inc., 3/31/05. Of the eligible Franklin Templeton non-money market fixed income funds tracked by LIPPER, 40, 35, 34 and 26 funds ranked in the top quartile and 2, 6, 6 and 12 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     6. Source: LIPPER(R) Inc., 3/31/05. Of the eligible Franklin Templeton equity funds tracked by LIPPER, 22, 16, 19 and 10 funds ranked in the top quartile and 8, 14, 10 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
     7. Source: LIPPER(R) Inc., 3/31/05. Franklin Income Fund Class A ranked 25 in a universe of 216 funds in LIPPER'S "Income Funds" group for the one-year period, 2 of 128 for the three-year period, 2 of 88 for the five-year period and 4 of 23 for the 10-year period.
     8. Source: LIPPER(R) Inc., 3/31/05. Franklin Flex Cap Growth Fund Class A ranked 134 in a universe of 432 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 84 of 368 for the three-year period, 84 of 245 for the five-year period and 8 of 73 for the 10-year period. Franklin Flex Cap Growth Fund has experienced negative fund performance.

     9. Source: LIPPER(R) Inc., 3/31/05. Mutual Shares Fund Class Z ranked 205 in a universe of 478 funds in LIPPER'S "Multi-Cap Value Funds" group for the one-year period, 71 of 365 for the three-year period, 48 of 248 for the five-year period and 18 of 89 for the 10-year period.
     10. Source: LIPPER(R) Inc., 3/31/05. Templeton Growth Fund Class A ranked 2 in a universe of 22 funds in LIPPER'S "Global Large-Cap Value Funds" group for the one-year period, 2 of 22 for the three-year period, 2 of 17 for the five-year period and 1 of 3 for the 10-year period.
     11. Source: LIPPER(R) Inc., 3/31/05. Franklin Federal Tax-Free Income Fund Class A ranked 1 in a universe of 284 funds in LIPPER'S "General Municipal Debt Funds" group for the one-year period, 37 of 261 for the three-year period, 52 of 228 for the five-year period and 28 of 144 for the 10-year period.
     12. Source: LIPPER(R) Inc., 3/31/05. A LIPPER LEADERS DISTINCTION DOES NOT IMPLY THAT A FUND NAMED AS A LIPPER LEADER HAD THE BEST PERFORMANCE IN ITS CATEGORY. LIPPER Leaders Awards are based on Class A shares. LIPPER ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER ratings for Total Return reflect funds' historical total return performance relative to peers. LIPPER ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. LIPPER ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. THE LIPPER RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE CONSISTENT RETURN, TOTAL RETURN, PRESERVATION AND TAX-EFFICIENCY METRICS OVER THREE-, FIVE- AND 10-YEAR PERIODS (IF APPLICABLE). 20% of funds in each peer group are named LIPPER Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4 and the lowest 20% are scored 5. Bracketed information represents the number of funds in each category. Not Available indicates that there were not enough funds in a category to constitute a class. FRANKLIN INCOME FUND, in LIPPER'S Income classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: LIPPER Leader [128], LIPPER Leader [88], LIPPER Leader [23]; Preservation (in Mixed Equity asset class): 2 [975], LIPPER Leader [764], LIPPER Leader [334]; Consistent Return: LIPPER Leader [126], LIPPER Leader [88], 2 [17].
          TEMPLETON GROWTH FUND, in LIPPER'S Global Large-Cap Value classification, received the following ratings for the three-, five- and 10-year periods respectively: Consistent Return: LIPPER Leader [22], LIPPER Leader [17], Not Available [Not Available]; Preservation (in Equity asset class): LIPPER Leader [7624], LIPPER Leader [5442], LIPPER Leader [1838]; Total Return: LIPPER Leader [22], LIPPER Leader [17], Not Available [Not Available]. FRANKLIN FEDERAL TAX-FREE INCOME FUND, in LIPPER'S General Municipal Debt classification, received the following ratings for the three-, five- and 10-year periods respectively: Tax Efficiency: LIPPER Leader [261], LIPPER Leader [228], LIPPER Leader [144]. FRANKLIN FLEX CAP GROWTH FUND, in LIPPER'S Multi-Cap Growth Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return:
          2 [368], 2 [245], LIPPER Leader [73]. MUTUAL SHARES FUND, in LIPPER'S Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return:
          2 [365], 2 [248], Not Available [Not Available]; Preservation (in Equity asset class): LIPPER Leader [7624], LIPPER Leader [5442], Not Available [Not Available]. LIPPER ratings are not intended to predict future results, and LIPPER does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. LIPPER Leader Copyright 2003, Reuters, All Rights Reserved.
     13. Source: [MORNINGSTAR](C) 3/31/05. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 238; 170; 62 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 3/31/05, as applicable. For the three-, five- and 10-year periods ended 3/31/05, the MORNINGSTAR ratings were: FRANKLIN INCOME FUND 5, 5, 5. The following fund was rated against 280; 212; 75 World Stock funds for the respective three-, five- and 10-year periods ended 3/31/05, as applicable. For the three-, five- and 10-year periods ended 3/31/05, the MORNINGSTAR ratings were: TEMPLETON GROWTH FUND 4, 4, 4. The following fund was rated against 255; 225; 151 Muni National Long funds for the respective three-, five- and 10-year periods ended 3/31/05, as applicable. For the three-, five- and 10-year periods ended 3/31/05, the MORNINGSTAR ratings were: FRANKLIN FEDERAL TAX-FREE INCOME FUND 3, 4, 4. The following fund was rated against 796; 562 Large Value funds for the respective three- and five-year periods ended 3/31/05, as applicable. For the three- and five-year periods ended 3/31/05, the MORNINGSTAR ratings were: MUTUAL SHARES FUND 4, 4.

FORWARD-LOOKING STATEMENTS
--------------------------

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin Resources, Inc.'s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and Franklin's most recent quarterly report on Form 10-Q.


* Regulatory investigations, settlements of such investigations, regulatory actions and examinations of the company and certain of its subsidiaries and its business activities, as described in more detail in the company's press releases and regulatory filings, as well as civil litigation arising out of or related to such matters, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* We face strong competition from numerous and sometimes larger companies with competing offerings and products.
* Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
* We have become subject to an increased risk of volatility of the assets we manage caused by changes in the financial and equity markets.
* The levels of our assets under management, which impact revenues, are subject to significant fluctuations.
* Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
* We face risks associated with conducting operations in numerous foreign countries.
* Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
* Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
* Certain of the portfolios we manage, including our emerging market portfolios, and related revenues, are vulnerable to market-specific political or economic risks.
* Our revenues could be adversely affected if the terms of our investment management agreements are significantly altered or these agreements are terminated by the funds we advise.
* Diverse and strong competition limits the interest rates that we can charge on consumer loans.
*    We are subject to extensive regulation domestically and abroad.
*    Technology  and  operating  risk  and   limitations   could  constrain  our
     operations.



                                      # # #